Exhibit 10.12



                                                               EXECUTION COPY

                           INVESTOR RIGHTS AGREEMENT

                  This INVESTOR RIGHTS AGREEMENT (this "Agreement") is entered into as of September 7, 2004, by and between FRIEDMAN'S INC., a Delaware corporation (the "Company"), and JEWELRY INVESTORS II, L.L.C., a Delaware limited liability company (the "Investor").

                                   RECITALS

                  WHEREAS, the Investor is participating in a restructuring (the "Restructuring") of the Company's Amended and Restated Credit Agreement, dated as of August 28, 2002, as amended, by and among the lending institutions parties thereto, The CIT Group/Business Credit, Inc., PNC Bank, N.A., Bank of America, N.A., the Company and certain of its subsidiaries, pursuant to which it is providing to the Company a term loan in the amount of $67,500,000 (the "Term Loan");

                  WHEREAS, as a condition to the closing of the Restructuring (the "Closing"), and pursuant to the terms of the Restructuring, the Company will, at the Closing, issue Warrants (as defined below) to the Investor;

                  WHEREAS, the Company has agreed to register the shares of Common Stock (as defined below) issued or issuable upon exercise of the Warrants and to grant certain other rights to the Investor or the Holders (as defined below), as more fully set forth herein.

                                   AGREEMENT

                  In consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

                  1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Additional Warrants" shall have the meaning assigned in
Section 7(c).

                  "Affiliate" shall mean with respect to any Person, any other Person that is directly or indirectly controlling, controlled by or under common control with such Person and the term "control" (including (with correlative meanings) the terms "controlling," "controlled by" and "under common control with") means having, directly or indirectly, the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Georgia.

                  "Class B Common Stock" shall mean the share of Class B Common Stock, par value $0.01 per share, of the Company.

                  "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Common Stock" shall mean all of the shares of the Class A Common Stock, par value $0.01 per share, of the Company, and any other securities issued in replacement of or exchange for such shares in any reclassification, recapitalization, reorganization, merger, consolidation, share exchange, business combination or similar transaction.

                  "Common Stock Equivalents" shall mean any options, warrants, rights or convertible securities exercisable or exchangeable for or convertible into shares of Common Stock, including, without limitation, Class B Common Stock, but excluding rights to acquire preferred stock of the Company that are issued pro-rata to all holders of Common Stock and Class B Common Stock pursuant to a shareholders' rights plan; provided, however, that such shares of preferred stock or Common Stock Equivalents issuable upon the conversion of or the exercise of rights under such preferred stock shall be Common Stock Equivalents.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor Federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  "Holder" shall mean any Person that is a holder of Registrable Securities, including for this purpose any holder of a Warrant, with the number of shares of Registrable Securities held by such holder being equal to the number of shares of Registrable Securities for which such Warrant is exercisable.

                  "Initial Warrants" shall mean warrants to acquire an aggregate of 3,000,000 shares of Common Stock issued to the Investor on the date of the making of the Term Loan and any warrant or other right issued in substitution or exchange therefore.

                  "Initiating Holders" shall mean any Holder or Holders of shares of Common Stock that request registration thereof hereunder and who own, in the aggregate, at least 10% of the Registrable Securities at the time of such request.

                  "Person" shall mean an individual, proprietorship, trust, estate, personal representative, partnership, limited liability company, joint venture, association, company, corporation, government agency or other entity.

                  "Registrable Securities" shall mean the shares of Common Stock or other securities issued or issuable upon exercise of the Warrants and any other securities issued or issuable with respect to, upon exercise or conversion of, or in exchange for Registrable Securities; provided, however, that no securities shall be deemed Registrable Securities following (i) such time as they have been sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144, or (ii) the eighth anniversary of the date of this Agreement.

                  The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 2, 3 and 5, including, without limitation, all registration and filing fees, printing, mailing and distribution expenses, all fees and disbursements of the accountants and counsel for the Company, blue sky fees and expenses for state qualifications or registrations, the expense of the preparation and any audit of the Company's financial statements incident to or required by any such registration, and, as provided in Section 4, the fees and disbursements of one counsel for the Holders participating in such registration.

                  "Regulation S-X" shall mean regulation S-X under the federal securities laws, as it may be amended from time to time, and any successor rule or regulation.

                  "Rule 144" shall mean Rule 144 under the Securities Act, as it may be amended from time to time, and any successor rule or regulation.

                  "Rule 145" shall mean Rule 145 under the Securities Act, as it may be amended from time to time, and any successor rule or regulation.

                  "Rule 415" shall mean Rule 415 under the Securities Act, as it may be amended from time to time, and any successor rule or regulation.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor Federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and expense allowances applicable to the sale of Registrable Securities in any specified public offering and, other than as provided in Section 4, the fees and expenses of counsel for the Holders participating in such public offering.

                  "Warrants" shall mean the Initial Warrants and the Additional Warrants.

                  2. Demands for Registration.

                      (a) Requested Registrations.

                      (i) Upon the written request (a "Registration Request") of the Initiating Holders that the Company effect the registration (a "Demand Registration") of all or part of such Initiating Holders' Registrable Securities, the Company shall use its commercially reasonable efforts to effect, pursuant to Section 2(b), the registration of (x) the Registrable Securities which the Company has been so requested to register by such Initiating Holders, and (y) such Registrable Securities as are specified in Demand Inclusion Notices of other Holders pursuant to Section 2(b)(ii); provided, however, that (A) the Initiating Holders may not make a Registration Request prior to three (3) months after the first date on which the Company has available audited financial statements meeting the requirements of Regulation S-X for inclusion in the registration statement to be filed pursuant to such Registration Request; (B) the Company shall not be obligated to effect a Demand Registration for fewer than 500,000 shares of Registrable Securities (subject to adjustment for stock splits, reverse stock splits, dividends, reclassifications, recapitalizations, or reorganizations); and (C) the Company shall not be obligated to (1) effect more than an aggregate of two Demand Registrations pursuant to this Section 2, or (2) effect a Demand Registration within nine (9) months following the effective date of any prior Demand Registration.

                      (ii) The Initiating Holders may, at any time prior to the filing of a registration statement with the Commission in connection with a Registration Request made pursuant to this Section 2, revoke such Registration Request by providing a written notice to the Company revoking such Registration Request and may, any time after the filing of such registration statement and prior to the effective date thereof, request the Company to withdraw such registration statement by providing a written notice to the Company, whereupon the Company shall withdraw such registration statement as promptly as practicable. If the Initiating Holders revoke any Registration Request or the registration statement filed with the Commission in connection with such Registration Request is withdrawn as aforesaid or otherwise fails to become effective, the Registration Request made in connection with such registration statement will not constitute a Demand Registration for purposes of determining the number of Demand Registrations to which the Holders are entitled hereunder.

                      (b) Obligations of the Company. Upon receipt by the Company of a Registration Request pursuant to Section 2(a), the Company shall:

                      (i) give written notice ("Demand Notice") within 10 Business Days after receipt of the Registration Request and proposed registration to all other Holders of Registrable Securities;

                      (ii) use its commercially reasonable efforts to file, within ninety (90) days of the receipt of such Registration Request, a registration statement on such form of the Commission as selected by the Company in its good faith, and thereafter use its commercially reasonable efforts (x) if the Company has been reviewed by the Commission in the three
(3) years preceding the date of filing of such registration statement, to cause such registration statement to become and remain effective as soon as practicable, but in no event later than sixty (60) days after the filing by the Company of such registration statement, and (y) if the Company has not been reviewed by the Commission in the three (3) years preceding the date of filing of such registration statement, to cause such registration statement to become and remain effective as soon as practicable, but in no event later than ninety (90) days after the filing by the Company of such registration statement, to permit the sale and distribution of the Registrable Securities requested to be registered by the Initiating Holders and by the Holders of Registrable Securities that give notice ("Demand Inclusion Notice") to the Company that they desire to include Registrable Securities in such registration, which notice shall state the number of Registrable Securities requested to be so included and shall be given within thirty (30) days after receipt of such Demand Notice from the Company; provided, however, that if at the time a Registration Request is sent to the Company, the Company has available audited financial statements meeting the requirements of Regulation S-X and has filed an annual report on Form 10-K incorporating such financial statements, the Company shall use its commercially reasonable efforts to file such registration statement within forty five (45) days of receipt of such Registration Request. If the Company shall receive a Demand Inclusion Notice, it shall promptly inform the Initiating Holders of the Holders that gave such Demand Inclusion Notice and the number of Registrable Securities stated in such Demand Inclusion Notice; and

                      (iii) use its commercially reasonable efforts to maintain the effectiveness of a registration statement filed pursuant to this
Section 2 for the period ending on the earlier of (x) two hundred seventy
(270) days following the effective date of such registration statement and (y) the date on which all Registrable Securities covered by such registration statement have been sold and the distribution contemplated thereby has been completed.

                      (c) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwritten public offering, they shall so advise the Company in the Registration Request and the Company shall include such information in the Demand Notice. The Company, together with all Holders of Registrable Securities proposing to distribute their securities through such underwritten public offering, shall enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwritten public offering by the Initiating Holders holding a majority of the Registrable Securities proposed to be included in the Demand Registration, which underwriter(s) shall be reasonably acceptable to the Company; provided, however, that: (i) no Holder of Registrable Securities shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of Registrable Securities, any encumbrances thereon created on permitted by such Holder, the authority of such Holder to enter into, and perform its obligations under, the underwriting agreement, such Holder's intended method of distribution and other information about such Holder that the Company reasonably believes is necessary to comply with the Securities Act; and (ii) the liability of such Holder under such underwriting agreement shall be limited to an amount equal to the net proceeds from such public offering received by such Holder.

                  Notwithstanding any other provision of this Section 2, if the managing underwriter informs the Company in writing that in such underwriter's good faith determination the total number of Registrable Securities which the Holders intend to include in such underwritten public offering is such as to affect adversely the success of such underwritten public offering, including the price at which such securities can be sold, then the Company shall so advise all Holders who requested to include Registrable Securities in such offering and the number of shares of Registrable Securities that shall be included in such underwritten public offering shall be reduced to the number determined by the managing underwriting and such number shall be allocated among all Holders requesting registration thereof in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each such Holder at the time of the filing of the registration statement; provided, however, that neither the Company nor any other Person shall be permitted to include any shares of Common Stock in such underwritten offering unless the Registrable Securities of all Holders who have elected to participate in such offering are so included and in the determination of the managing underwriter can be sold in such offering.

                  If any Holder participating in the registration in its sole discretion disapproves of the terms of such underwritten public offering, such Holder may elect to withdraw therefrom by written notice to such effect to such managing underwriter, the Company and the Initiating Holders given not later than 5 days prior to proposed effective date of the applicable registration statement; provided, however, that no such withdrawal shall prejudice such Holder's rights under this Agreement with respect to any other registration of Registrable Securities. The securities so withdrawn shall also be withdrawn from registration.

                  3. Piggyback Registration.

                      (a) If, at any time, the Company determines to register any of its equity securities either for its own account or the account of a security holder, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Rule 145 transaction involving the acquisition of a business (but not a Rule 145 transaction designed solely to exchange restricted securities for registered securities in a manner that is the functional equivalent of registration rights), or (iii) a registration relating solely to options or warrants, or to securities issuable in respect of options or warrants, which options or warrants are sold in connection with an offering or issuance of debt securities, the Company will: (x) promptly give to each Holder written notice thereof, and (y) include in such registration (and any related qualification under blue sky laws), and in any underwriting involved therein, all of the Registrable Securities specified in a notice or notices to such effect given by a Holder (a "Piggyback Inclusion Notice") within 30 days after receipt of the written notice from the Company described in clause (x) of this Section 3(a), except to the extent set forth in Section 3(b). Such written request may specify all or a part of a Holder's Registrable Securities.

                      (b) If a registration statement for which the Company gives notice under Section 3(a)(x) is for an underwritten public offering, and if the managing underwriter of such underwritten public offering has informed the Company in writing, that in such underwriter's good faith determination the total number of securities which the Company, such Holders and any other persons desiring to participate in such registration intend to include in such public offering is such as to adversely affect the success of such public offering, including the price at which such securities can be sold, then the Company will be required to include in such registration, only the number of securities which it is so advised should be included in such registration and the priority of securities that will be included in such registration and underwriting shall be allocated as follows:

                      (i) first, if the notice provided by the Company in
Section 3(a)(x) resulted from the Company's determination to issue and sell Common Stock in a public offering or pursuant to the demand registration rights of any other security holder, then the shares of Common Stock which the Company or such other security holder proposed to issue and sell as stated in such notice;

                      (ii) second, the Registrable Securities which have been requested to be included in such registration by the Holders in Piggyback Inclusion Notices in proportion (as nearly as practicable) to the number of Registrable Securities specified by Holders in such Piggyback Inclusion Notices.

                      (iii) third, provided that no securities sought to be included by the Holders of Registrable Securities have been excluded from such registration, the securities of other Persons entitled to exercise "piggyback" registration rights pursuant to contractual commitments of the Company (in proportion (as nearly as practicable) to the number of securities or sought to be registered by such Persons); and

                      (iv) fourth, provided that no securities of any other Person have been excluded from such registration, any other securities which the Company proposes to register, if any.

                      (c) If a registration statement for which the Company gives notice under Section 3(a)(x) is for an underwritten public offering, the Holders participating therein shall enter into the underwriting agreement for such offering; provided, however, that (i) no Holder shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of Registrable Securities, any encumbrances thereon created on permitted by such Holder, the authority of such Holder to enter into, and perform its obligations under, the underwriting agreement, such Holder's intended method of distribution and other information about such Holder that the Company reasonably believes is necessary to comply with the Securities Act; and (ii) the liability of such Holder under such underwriting agreement shall be limited to an amount equal to the net proceeds from such public offering received by such Holder.

                      (d) The Company may determine not to file or may withdraw any registration statement of which the Company has given notice pursuant to Section 3(a)(x)

                  4. Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with the registration and qualification of Registrable Securities and the compliance by the Company with applicable securities laws and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All Selling Expenses applicable to the sale of Registrable Securities shall be borne by the Holders, if any, whose securities are included in such registration pro rata on the basis of the number of their Registrable Securities so registered; provided, however, that without limiting the foregoing, (i) the Company shall pay for (x) all of the fees and disbursements of the Company's accountants and counsel, (y) all expenses of its own employees and (z) all of the reasonable fees and disbursements of one counsel for the Holders participating in such public offering chosen by the majority-in-interest of such Holders; and (ii) if, in such registration, the Company pays any expenses other than those included in Selling Expenses for any of the other security holders, the Company will pay such expenses for all of the Holders of Registrable Securities in such registration.

                  5. Registration on Form S-3.

                      (a) As soon as the Company is entitled to register the Registrable Securities for resale on Form S-3 (or any similar successor Form) under the Securities Act, the Company shall file a registration statement on Form S-3 (or any similar successor Form) for the resale of the Registrable Securities from time to time pursuant to Rule 415 in such manner of distribution as the Holders shall request, in the open market or in privately negotiated transactions (including hedging or similar transactions), but not for the purpose of resale in an underwritten public offering. The Company shall cause such registration statement to become effective as soon as reasonable practicable thereafter as possible and shall use its commercially reasonable efforts to maintain the effectiveness of such registration statement until all of the Registrable Securities can be publicly distributed without registration pursuant to paragraph (k) of Rule 144.

                  6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will inform in writing each Holder who is entitled to registration rights hereunder as to the initiation of each registration and as to the completion thereof. The Company will, at its expense:

                      (a) Prepare and file with the Commission such amendments and supplements, including, without limitation, post-effective amendments, to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the distribution of securities covered by such registration statement and, subject to Section 6(l)(i), prepare and file all necessary documents in order to qualify the sale of such Registrable Securities under the blue sky law or other state securities laws for each state in the United States reasonably requested by such Holders or underwriter;

                      (b) Furnish such reasonable number of prospectuses and other documents incident thereto, including supplements and amendments, as a Holder may reasonably request;

                      (c) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (in which case each Holder who can sell securities under such registration statement will immediately suspend use of such registration statement until it is supplemented or amended as provided herein), and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                      (d) Use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or interdealer quotation system on which the same securities issued by the Company are then listed or, if none, such exchange or quotation system determined by the Company;

                      (e) Provide a transfer agent and registrar for all such Registrable Securities and a CUSIP number for all such Registrable Securities not later than the effective date of such registration;

                      (f) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such seller, underwriter, attorney or accountant shall agree to hold in confidence all information so provided;

                      (g) Whether or not the registration is for an underwritten public offering, furnish to each selling Holder a signed counterpart, addressed to the selling Holder, of (1) an opinion of counsel for the Company, dated the effective date of the registration statement, and (2) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters, with respect to events subsequent to the date of the financial statements), in each case as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

                      (h) Furnish to each selling Holder a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering other than nonsubstantive cover letters and the like;

                      (i) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                      (j) In connection with any underwritten public offering, enter into any underwriting agreement reasonably necessary to effect the offer and sale of Registrable Securities, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary indemnification and contribution provisions;

                      (k) From and after the date of this Agreement, not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder rights that adversely affect, or are inconsistent with, the rights of the Holders of Registrable Securities hereunder to require the Company to initiate registration of any securities of the Company or to require the Company, upon registration of any of its securities, to include, among the securities that the Company is then registering, Registrable Securities owned by such Holder; and

                      (l) Notwithstanding the foregoing, the Company shall not be obligated to take any action:

                      (i) pursuant to Sections 2, 3 or 5 (x) in any particular non-U.S. jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act, (y) in any non-U.S. jurisdiction in which the Company would be required to qualify as a foreign corporation eligible to do business in such jurisdiction, if the Company shall not then be so qualified in that jurisdiction or (z) in any non-U.S. jurisdiction that would subject the Company to taxation where it would not otherwise be subject to tax;

                      (ii) pursuant to Section 2 with respect to any request for registration made by Initiating Holders during the period starting with the date of filing of, and ending on the date ninety (90) days immediately following the effective date of, any registration statement pertaining to an underwritten public offering of equity securities by the Company, provided that the Company is actively employing in good faith, commercially reasonable efforts to cause such registration statement to become effective; or the Company gives notice to the Holders of its bona fide intention to file such a registration statement with the Commission within sixty (60) days of receipt of such request and such registration statement is filed within such time period;

                      (iii) pursuant to Section 2 or 5 if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that the negotiation or consummation of a transaction by the Company is pending or an event has occurred, which negotiation, consummation or event in the reasonable judgment of the Company would require additional disclosure by the Company in a registration statement of material information which the Company (in the good faith judgment of its Board of Directors) has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement would cause the registration statement to fail to comply with the disclosure requirements of the Securities Act or the Exchange Act, in which case the Company's obligation hereunder to file a registration statement, pursue its effectiveness or maintain its effectiveness, shall be deferred for a period or periods not to exceed forty-five (45) consecutive days or a total of ninety (90) days in any 12-month period, provided, however, that the Company may suspend the use of any effective registration statement filed pursuant to Section 2 or 5 during any period the Company's obligation to file a registration statement or to pursue or maintain its effectiveness is deferred as provided in this Section 6(l)(iii);

                      (m) The Company shall take such other actions as shall reasonably be requested by any Holder in connection with any registration statement filed or required to be filed hereunder; and

                      (n) For avoidance of doubt, except where another performance standard is specifically provided for in this Section 6, the Company shall be required to act promptly using commercially reasonable efforts.

                  7. Preemptive Rights; Additional Warrants.

                      (a) If the Company proposes to issue shares of Common Stock or Common Stock Equivalents, then the Company shall first offer such shares of Common Stock or Common Stock Equivalents to the Holders of Registrable Securities, then outstanding, by notice stating the terms and conditions of the proposed issuance. Each Holder shall have the right, but not the obligation, to subscribe, on the aforesaid terms and conditions, for up to that number of shares of Common Stock or Common Stock Equivalents that would result in such Holder maintaining its proportionate interest in the Common Stock represented by the Registrable Securities such Holder holds, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 as in effect on the date of this Agreement.

                      (b) The provisions of Section 7(a) shall not apply to the issuance of (i) shares of Common Stock or Common Stock Equivalents (A) as compensation to directors, officers, employees and agents of and consultants to the Company or any of its subsidiaries; (B) in connection with any merger, reorganization, acquisition or similar business combination transaction; (C) upon exercise, conversion or exchange of any Common Stock Equivalent; or (D) in settlement of any claim or cause of action against the Company or any of its subsidiaries, or (ii) rights to acquire preferred stock of the Company that are issued pro-rata to all holders of Common Stock and Class B Common Stock pursuant to a shareholders' rights plan; provided, however, that the provisions of Section 7(a) shall apply to the issuance of such preferred stock and shares of Common Stock or Common Stock Equivalents issued upon the conversion of or the exercise of rights under such preferred stock.

                      (c) If the Term Loan remains outstanding on the third
(3rd) Business Day following the date which is the one year anniversary of the date of the Closing, the Company will issue to the Investor or its assign an additional warrant or warrants (the "Additional Warrants") to acquire an aggregate of 1,000,000 shares of Common Stock having substantially the same terms as the Initial Warrants, except that the expiration date of the Additional Warrants shall be the date which is the fifth year anniversary of the date of issuance of the Additional Warrants. The number and kind of securities issuable upon exercise of the Additional Warrants shall be appropriately adjusted to account for any recapitalization, reclassification, stock split, sub-division, reverse stock split, stock dividend or similar transaction involving the Common Stock or any merger, consolidation, share exchange, reorganization sale of assets or similar transaction involving the Company occurring following the date of this Agreement and prior to the issuance of the Additional Warrants.

                  8. Indemnification.

                      (a) The Company shall indemnify each Holder, each of their respective officers, managers, directors, agents, employees, partners and members and each person "controlling" (within the meaning of the Securities Act) the Investor or such Holder (each, a "Holder Indemnified Party") with respect to each registration or qualification of Registrable Shares effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereto ("Claims or Damages")) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus incident to any such registration or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder Indemnified Party for any legal and any other expenses as they are incurred in connection with investigating and defending any Claims or Damages, provided that the Company will not be liable in any such case to the extent that any such Claims or Damages arise out of or are based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party and stated to be specifically for use therein.

                      (b) Each Holder whose Registrable Securities are included in any registration or qualification effected pursuant to this Agreement will, severally and not jointly, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement and each person who controls (within the meaning of the Securities Act) the Company or such underwriter (each, a "Company Indemnified Party") and each other Holder Indemnified Party against all Claims or Damages arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus incident to any such registration or qualification, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Company Indemnified Party and each such other Holder Indemnified Party for any legal or any other expenses as they are incurred in connection with investigating or defending any such Claims or Damages, in each case, to the extent, but only to the extent, that any such Claims of Damages arise out of or are based upon any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of a Holder hereunder shall be limited to an amount equal to the net proceeds to such Holder from shares sold in such public offering.

                      (c) Each party entitled to indemnification under this
Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any Claims or Damages as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided, further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel and defend such claim or litigation at the expense of the Indemnifying Party; and provided, further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. In no event shall an Indemnifying Party be liable for fees and expenses of more than one counsel (in addition to one local counsel for each relevant jurisdiction) separate from its own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                      (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any claim, loss, damage, liability or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such claim, loss, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                      (e) Notwithstanding anything to the contrary in this
Section 8, no Holder that is an Indemnifying Party shall be required, pursuant to this Section 8, to indemnify or contribute any amount in excess of the net proceeds received by such Indemnifying Party from the sale of securities in the public offering to which the claims, losses, damages, liabilities or expenses of the Indemnified Party relate.

                  9. Information by Holder. Each Holder of Registrable Securities to be included in a registration referred to in this Agreement shall furnish in writing to the Company such information regarding such Holder, the securities to be offered and sold and the intended plan of distribution of the securities by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration or qualification of any securities by the Company and shall promptly advise the Company in writing of any material changes to such information while any such registration or qualification is in effect. If any such registration statement or qualification refers to a Holder or any of its Affiliates, by name or otherwise, as the holder of any securities of the Company then, unless counsel to the Company advises the Company that the Securities Act requires that such reference be included in any such statement, each such Holder shall have the right to require the deletion of such reference to itself and its Affiliates.

                  10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                      (a) Use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

                      (b) Use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Exchange Act; and

                      (c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly financial statements of the Company, and such other reports and documents as an investor may reasonably request in availing itself of any rule or regulation of the Commission allowing an investor to sell any such securities without registration under the Securities Act.

                  11. Transfer of Rights; Termination of Rights. The rights to cause the Company to register a Holder's securities granted by the Company under this Agreement may be transferred or assigned by a Holder to a transferee of some or all of such Holder's Registrable Securities, provided that: (i) the Company is given notice of such transfer, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and (ii) such transfer of Registrable Securities is not prohibited under the certificate of incorporation and by-laws of the Company or applicable law.

                  12. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of New York applicable to contracts made and to be performed entirely in such State.

                  13. Entire Agreement. This Agreement supersedes and terminates all prior agreements between any of the parties hereto with respect to the subject matter contained herein, and this Agreement embodies the entire understanding between the parties relating to such subject matter, and any and all prior correspondence, conversations and memoranda are merged herein and shall be without effect hereon.

                  14. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. Notwithstanding the foregoing, the Company shall not assign any of its rights or obligations hereunder except by operation of law.

                  15. Notices, etc. All notices given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next Business Day delivery:

                  (a)  if to the Company:

                       Friedman's Inc.
                       171 Crossroads Parkway
                       Savannah, Georgia  31422
                       Facsimile: (912) 201-6609
                       Attention: Chief Executive Officer
                                        and General Counsel

                       with a copy to:

                       Skadden, Arps, Slate, Meagher & Flom LLP
                       Four Times Square
                       New York, New York
                       Facsimile: (212) 735-2000
                       Attention: Richard J. Grossman, Esq.

                       or such other address or facsimile number
                       (or person's attention) as the Company may designate in a notice to the Investor and the Holders.

                  (b)  if to the Investor:

                        Jewelry Investors II, L.L.C.
                        c/o Farallon Capital Management, LLC
                        One Marine Plaza
                        San Francisco, CA 94111
                        Facsimile: (415) 421-2133
                        Attention: Derek Schrier

                        with a copy to:
                        Kramer Levin Naftalis & Frankel LLP
                        919 Third Avenue
                        New York, NY  10022
                        Facsimile: (212) 715-8000
                        Attention:  David M. Feldman, Esq.

                        or such other address or facsimile number
                        (or person's attention) as the Investor
                        may designate in a notice to the Company.

                  (c) if to any Holder, to such address as such Holder shall designate in a notice to the Company.

                  (d) Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when properly transmitted, if delivered by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next Business Day delivery.

                  16. Amendments or Waivers. This Agreement, and any provision hereof, may be amended, waived, discharged or terminated only by written instrument signed by the Company and either (a) the Investor and a majority in interest of the Holders, or (b) if the Investor no longer owns any Registrable Securities, a majority in interest of the Holders.

                  17. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other waivers, agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  18. Non-Waiver. No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other Holder, whether of a similar or dissimilar nature thereof.

                  19. Injunctive Relief. Each of the parties hereto hereby acknowledges that in the event of a breach by any of them of any provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach or threatened breach hereof, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction and shall be entitled to specific performance or to enjoin the breach hereof without the requirement of posting any bond or security or proving that damages would be inadequate. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled, and all remedies hereunder or at law or in equity shall be cumulative.

                  20. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and all disbursements in addition to any other available remedy.

                  21. Consent to Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement may be heard and determined in any state or federal court sitting in the county of Los Angeles in the State of California. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably (a) consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; (b) consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in Section 15; and (c) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

                  22. Severability. If any provision of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

                  23. Miscellaneous.

                      (a) Section headings are for convenience of reference only and shall not be used to construe the meaning of any provision of this Agreement.

                      (b) This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall together constitute one agreement.

                      (c) Any word or term used in this Agreement in any form shall be masculine, feminine, neuter, singular or plural, as proper reading requires. The words "herein," "hereof," "hereunder," "hereby" or "hereto" shall refer to this Agreement as a whole unless otherwise expressly provided. Any reference herein to a Section shall be a reference to a Section of this Agreement unless the context otherwise requires.

                  24. WAIVER OF JURY TRIAL. THE COMPANY, THE INVESTOR AND ANY HOLDER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER IN CONTRACT, STATUE, TORT (SUCH AS NEGLIGENCE) OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                           [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                FRIEDMAN'S INC.


                                By:  /s/ Sam Cusano
                                     ----------------------------------
                                     Name:  Sam Cusano
                                     Title:  Chief Executive Officer


                                JEWELRY INVESTORS II, L.L.C.

                                By: Farallon Capital Management, LLC
                                its member


                                By:  /s/ Derek Schrier
                                     ----------------------------------
                                     Name: Derek Schrier
                                     Title: Managing Member